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                                                               EXHIBIT 23.3


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 28, 1994 included in USBANCORP, Inc.'s Form 10K for the year ended December 31, 1993 and to all references to our Firm included in this registration statement.


                                               ARTHUR ANDERSEN & CO.

Pittsburgh, Pennsylvania,
April 26, 1994